SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

___________________________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  March 13, 2006

TECHNEST HOLDINGS, INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	000-27023	88-0357272
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

8 Faneuil Hall, Third Floor, Boston, MA 02109

(Address of principal executive offices) (Zip Code)

276 Washington Street, No. 367,  Boston, MA 02108

(Mailing Address)

(617) 973-5108

 (Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below).

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01

Entry into Material Definitive Agreements

Stockholder Agreement with Markland Technologies, Inc.

On March 13, 2006, we entered into a stockholder agreement (the “Stockholder Agreement”) with Markland Technologies, Inc., a Florida corporation and the holder of a majority of our outstanding common stock (“Markland”), in order to clarify and define terms relating to (i) the issuance of Technest’s securities, (ii) our corporate governance, (iii) the listing of Technest’s securities on The NASDAQ Capital Market, (iv) registration of shares of Technest’s common stock currently held by the Stockholder, (v) intellectual property rights and (v) the provision by the Stockholder of certain corporate services to Technest.

Pursuant to the terms of the Stockholder Agreement, we are required to:

•

refrain from issuing any shares of our common stock or securities convertible into our common stock without the consent of Markland for a period of twenty-six months, other than 1,000,000 shares to be issued under our 2006 Stock Award Plan and certain permissible offerings;

•

Maintain a board of directors consisting of five directors, not less than three of whom shall be “independent” directors as defined by the National Association of Securities Dealers;

•

Comply with the corporate governance requirement set forth in the National Association of Securities Dealers’ Marketplace Rules;

•

Submit an application for inclusion on The NASDAQ Capital Market and take all such actions as may be necessary to cause the application to be accepted; and

•

Make twelve monthly payments, beginning in April 2006, in the amount of $83,333 to Markland for certain services and other considerations.

We also grant Markland certain registration rights pursuant to which we agreed to submit registration statements registering all or a portion of those shares of our common stock held by Markland, or any parties to whom Markland may transfer those shares, with the Securities and Exchange Commission for public resale.  Such registration statements are to be prepared and submitted from time to time upon the written request of Markland, with certain limitations.

Pursuant to the terms of the Stockholder Agreement, Markland has agreed:

•

For a period of twelve months from the date of the agreement, not to vote the shares held by it to increase the size of our board of directors or to remove any of the directors currently in office;

•

To consent to our participation in up to two offerings of common stock in the next twelve months, provided that we do not offer shares of common stock under certain conditions.

The above description summarizes the material terms of the Stockholder Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein. For further information on the Stockholder Agreement, please refer to Exhibit 10.1.

License Agreement with Markland Technologies, Inc.

On March 13, 2006, we entered into a license agreement with Markland (the “License Agreement”).  Pursuant to the License Agreement, we granted Markland an exclusive, world-wide license to make, use and sell products and services based on our intellectual property, to parties other than federal, state or local government agencies involved in intelligence, military, law enforcement or homeland defense functions.  The license granted by the License Agreement shall be in effect until all of our current patents or patent applications have expired or until such time as the License Agreement is terminated pursuant to its terms.

Pursuant to the terms of the License Agreement, Markland is required to pay us twenty-five percent of the net gross profits, as defined in the License Agreement, they realize on any sale of any product or service utilizing the licensed intellectual property.

Additionally, if at the end of three years from the date of execution of the License Agreement, Markland has not realized enough net gross profits to generate an aggregate $300,000 of royalties, or $150,000 in royalties on an annual basis thereafter, the license shall become non-exclusive.

As a condition of the License Agreement, we are required to take all steps reasonably necessary to maintain our current patents and prosecute our current patent applications.

The License Agreement provides that Markland may cancel the agreement at any time upon 180 days notice.  We may cancel the License Agreement if Markland fails to make a required royalty payment and does not cure such failure within thirty days of receiving notice of the failure or Markland violates the licensing terms of the License Agreement.

The above description summarizes the material terms of the License Agreement, which is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated by reference herein. For further information on the License Agreement, please refer to Exhibit 10.2.

Employment Agreement with Joseph P. Mackin

On March 13, 2006, we entered into an employment agreement with our President and Chief Executive Officer, Dr. Joseph Mackin. Dr. Mackin's employment agreement provides for:

•	a term of five years beginning on March 13, 2006;

•	a base salary of $350,000 per year;

•	payment of all necessary and reasonable out-of-pocket expenses incurred by Dr. Mackin in the performance of his duties under the agreement;

•	$5,000 per month for auto expense, business office expense and other personal expenses;

•	eligibility to participate in bonus or incentive compensation plans that may be established by the board of directors from time to time applicable to Dr. Mackin's services;

•	eligibility to receive a bonus if we achieve revenue and revenue and profit milestones set by the board of directors; and

•

eligibility to receive equity awards as determined by the board of directors or a committee of the board of directors composed in compliance with the corporate governance standards of any applicable listing exchange, with an initial award of 120,000 shares which shall vest in three equal installments on April 1, 2007, July 1, 2007 and October 1, 2007.

Dr. Mackin will be eligible to receive a bonus of up to 300% of his annual base salary. If Technest meets the goals of the board of directors in annual gross profit, Dr. Mackin shall be entitled to a bonus equal to fifty percent of his annual salary.  To the extent that Technest exceeds the goals of the board of directors in annual gross profit, Dr. Mackin shall be entitled to five percent of the gross profit in excess of the goals of the board of directors up to the maximum allowable cash bonus.

The employment agreement provides that in the event that Dr. Mackin's engagement with us is terminated by us without cause (as that term is defined in Section 8(b) of the agreement), or by Dr. Mackin for "Good Reason" (as that term is defined in Section 8(c) of the agreement), we will continue to pay Dr. Mackin's cash salary and provide health insurance through the expiration of his agreement, and we will cause our wholly owned subsidiary, EOIR Technologies, Inc., to prepay the outstanding principal on the promissory note issued to Dr. Mackin in connection with the acquisition of EOIR by Markland on June 30, 2004. Currently, the outstanding principal amount on Dr. Mackin’s note is $635,417.  In the event that Dr. Mackin's employment with us is terminated for any other reason, there will be no continuation of cash salary payments or health insurance.

The above description summarizes the material terms of Dr. Mackin’s employment agreement, which is filed as Exhibit 10.3 to this Current Report on Form 8-K and is incorporated by reference herein. For further information on Dr. Mackin’s employment agreement, please refer to Exhibit 10.3.

Employment Agreement with Gino M. Pereira

On March 13, 2006, we entered into an employment agreement with our Chief Financial Officer, Mr. Gino Pereira.  Mr. Pereira’s employment agreement provides for:

•	a term of five years beginning on March 13, 2006;

•	Mr. Pereira to devote not less than sixty percent of his working time to Technest;

•	An initial base salary of $350,000 per year, which shall be subject to adjustment in the event that Mr. Pereira devotes greater than sixty percent of his working time to Technest;

•	payment of all necessary and reasonable out-of-pocket expenses incurred by Mr. Pereira in the performance of his duties under the agreement;

•	$5,000 per month for auto expense, business office expense and other personal expenses;

•	eligibility to participate in bonus or incentive compensation plans that may be established by the board of directors from time to time applicable to Mr. Pereira’s services;

•	eligibility to receive a bonus if we achieve revenue and revenue and profit milestones set by the board of directors; and

•

eligibility to receive equity awards as determined by the board of directors or a committee of the board of directors composed in compliance with the corporate governance standards of any applicable listing exchange, with an initial award of 72,000 shares which shall vest in three equal installments on April 1, 2007, July 1, 2007 and October 1, 2007.

Mr. Pereira will be eligible to receive a bonus of up to 300% of his annual base salary. If Technest meets the goals of the board of directors in annual gross profit, Mr. Pereira shall be entitled to a bonus equal to fifty percent of his annual salary.  To the extent that Technest exceeds the goals of the board of directors in annual gross profit, Mr. Pereira shall be entitled to five percent of the gross profit in excess of the goals of the board of directors up to the maximum allowable cash bonus.

The employment agreement provides that in the event that Mr. Pereira's engagement with us is terminated by us without cause (as that term is defined in Section 8(b) of the agreement), or by Mr. Pereira for "Good Reason" (as that term is defined in Section 8(c) of the agreement), we will continue to pay Mr. Pereira's cash salary and provide health insurance through the expiration of his agreement. In the event that Mr. Pereira's employment with us is terminated for any other reason, there will be no continuation of cash salary payments or health insurance.

The above description summarizes the material terms of Mr. Pereira’s employment agreement, which is filed as Exhibit 10.4 to this Current Report on Form 8-K and is incorporated by reference herein. For further information on Mr. Pereira’s employment agreement, please refer to Exhibit 10.4.

Adoption of 2006 Stock Award Plan

On March 13, 2006, Technest adopted the Technest Holdings, Inc. 2006 Stock Award Plan, pursuant to which Technest may award up to 1,000,000 shares of its common stock to employees, officers, directors, consultants and advisors to Technest and its subsidiaries.  The purpose of this plan is to secure for Technest and its shareholders the benefits arising from capital stock ownership by employees, officers and directors of, and consultants or advisors to, Technest and its subsidiaries who are expected to contribute to the Company’s future growth and success.

Technest has broad discretion in making grants under the Plan and may make grants subject to such terms and conditions as determined by the board of directors or the committee appointed by the board of directors to administer the Plan.  Stock awards under the Plan will be subject to the terms and conditions, including any applicable purchase price and any provisions pursuant to which the stock may be forfeited, set forth in the document making the award.  Pursuant to the Stockholder Agreement, (i) awards relating to no more than 500,000 shares may be granted in calendar year 2006 (the “2006 Awards”), (ii) the 2006 Awards shall vest no earlier than twelve (12) months following the date of grant of such awards, and (iii) awards granted on or after January 1, 2007 shall vest no more frequently than in four equal quarterly installments.

ITEM 5.02

Departure of Directors or Principal Officer; Election of Directors; Appointment of Principal Officers

Resignation of Robert Tarini as Chief Executive Officer and Director

On March 13, 2006, Robert Tarini resigned his positions of Chief Executive Officer and director of Technest Holdings, Inc.  In connection with Mr. Tarini’s resignation, on March 13, 2006, we entered into a release and indemnification agreement with Mr. Tarini.  Pursuant to this agreement, each party agreed to release any claims they may have against the other party.  In addition, we agreed to indemnify Mr. Tarini in the event that he is made a party to a lawsuit on account of his having served as a director or officer of Technest.  Mr. Tarini also released us from any claims that he may have had against us.  This is a brief description of the release and indemnification agreement with Mr. Tarini, which is filed as Exhibit 10.7 to this Current Report on Form 8-K and is incorporated by reference herein.  For further information on this agreement, please refer to Exhibit 10.7.

Election of Three New Board Members

On March 15, 2006, Major General David Gust (Ret), Mr. Robert Doto, and Ms. Darlene Deptula-Hicks, all of whom satisfy the “independence” requirements of the National Association of Securities Dealers, were appointed to Technest’s board of directors to fill the vacancies currently on the board.  The resulting board consists of a majority of independent directors.

On the same date, the board established an audit committee chaired by Ms. Deptula-Hicks, a compensation committee chaired by David Gust, and nominating and corporate governance committee chaired by Ms. Deptula-Hicks, all comprised solely of these three independent directors.

Major General Gust retired from the U.S. Army in 2000 after completing a very distinguished career of 34 years of service. At retirement, he was the U.S. Army Deputy Chief of Staff for Research, Development and Acquisition, Army Material Command. Mr. Robert Doto is a retired member of the Federal Senior Executive Service, and has an extensive career in the U.S. Army’s research, development, and acquisition community. He has served in a host of key assignments; requiring both technical and managerial skills.  Ms. Darlene Deptula-Hicks is an accomplished Chief Financial Officer with demonstrated success in the high technology and life science industries.  Since early 2002 she has been the Executive Vice President and Chief Financial Officer of ONI Medical Systems, Inc., based in Wilmington, Massachusetts, a mid stage, venture capital backed, designer and manufacturer of dedicated purpose, high field, diagnostic imaging systems for orthopedic and other applications.

Appointment of Joseph P. Mackin as Chief Executive Officer and Chairman of the Board

On March 13, 2006, Dr. Joseph P. Mackin was appointed the Chief Executive Officer and Chairman of the board of directors of Technest Holdings, Inc.  Dr. Mackin was appointed President of Technest on April 1, 2005.  He has been a member of our board of directors since April 1, 2005.  On March 13, 2006, Dr. Mackin resigned from the board of Markland and as Markland’s President and Chief Operating Officer.  He had been a member of the board of directors of Markland since July 13, 2004 and had served as Markland's Chief Operating Officer since December 7, 2004. Prior to the acquisition of EOIR Technologies, now one of Technest’s wholly-owned subsidiaries, by Markland in June 2004, Dr. Mackin had been with EOIR for four years.  Dr. Mackin is currently the President and CEO of EOIR.  He has served on numerous government panels and committees, and has had an extensive career in the military in weapons systems development and acquisition.  Prior to joining EOIR, Dr. Mackin was an Assistant Sensor Systems Group Leader at MIT Lincoln Laboratories where, among other things, he served as the system integration lead for the Smart Sensor Web program.

As mentioned under Item 1.01 of this Current Report on Form 8-K, we entered into an employment agreement with Dr. Mackin on March 13, 2006, which is filed as Exhibit 10.3 and is incorporated by reference herein.

Item 9.01

Financial Statements and Exhibits

(c) Exhibits

Exhibit No.	Description
10.1	Stockholders’ Agreement between Markland Technologies, Inc. and Technest Holdings, Inc. dated March 13, 2006.
10.2	License Agreement between Markland Technologies, Inc. and Technest Holdings, Inc. dated March 13, 2006.
10.3	Employment Agreement between Joseph P. Mackin and Technest Holdings, Inc. dated March 13, 2006.
10.4	Employment Agreement between Gino M. Pereira and Technest Holdings, Inc. dated March 13, 2006.
10.5	Form of Restricted Stock Agreement between Joseph P. Mackin and Technest Holdings, Inc.
10.6	Form of Restricted Stock Agreement between Gino M. Pereira and Technest Holdings, Inc.
10.7	Release and Indemnification Agreement between Robert Tarini and Technest Holdings, Inc. dated March 13, 2006.
10.8	Technest Holdings, Inc. 2006 Stock Award Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TECHNEST HOLDINGS, INC.

By:

/s/ Gino M. Pereira____

      Chief Financial Officer

Date: March 16, 2006

EXHIBIT INDEX

Exhibit No.	Description
10.1	Stockholders’ Agreement between Markland Technologies, Inc. and Technest Holdings, Inc. dated March 13, 2006. Filed herewith.
10.2	License Agreement between Markland Technologies, Inc. and Technest Holdings, Inc. dated March 13, 2006. Filed herewith.
10.3	Employment Agreement between Joseph P. Mackin and Technest Holdings, Inc. dated March 13, 2006. Filed herewith.
10.4	Employment Agreement between Gino M. Pereira and Technest Holdings, Inc. dated March 13, 2006. Filed herewith.
10.5	Form of Restricted Stock Agreement between Joseph P. Mackin and Technest Holdings, Inc. Filed herewith.
10.6	Form of Restricted Stock Agreement between Gino M. Pereira and Technest Holdings, Inc. Filed herewith.
10.7	Release and Indemnification Agreement between Robert Tarini and Technest Holdings, Inc. dated March 13, 2006. Filed herewith.
10.8	Technest Holdings, Inc. 2006 Stock Award Plan. Filed herewith.